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                               SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, D.C. 20549


                                         --------------


                                            FORM 8-K


                       Current Report Pursuant to Section 13 or 15(d) of


                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported): August 2, 2003



                                    MERCATOR SOFTWARE, INC.
       --------------------------------------------------------------------------------
                       (Exact Name of Registrant as Specified in Charter)


            Delaware                        0-22667                                06-1132156
            --------                        -------                                ----------
(State or Other Jurisdiction of       (Commission File No.)                      (IRS Employer
         Incorporation)                                                        Identification No.)


       45 Danbury Road, Wilton, Connecticut                                  06897
       ------------------------------------                                  -----
     (Address of Principal Executive Offices)                              (Zip Code)


               Registrant's telephone number, including area code (203) 761-8600
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Item 5.      Other Events.
             ------------

       On August 2, 2003, Mercator Software, Inc., a Delaware corporation ("Mercator"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Ascential Software Corporation, a Delaware corporation ("Parent"), and Greek Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"), providing for, among other things:
(i) an offer (the "Offer") by Sub to purchase all of Mercator's outstanding common stock, par value $0.01 per share, and the associated preferred stock purchase rights (collectively, the "Shares"); and (ii) following consummation of the Offer, the merger (the "Merger") of Sub with and into Mercator.

       Prior to the execution and delivery of the Merger Agreement, Mercator and The Bank of New York (the "Rights Agent") entered into the Second Amendment (the "Amendment") to the Rights Agreement dated as of September 2, 1998, as amended as of January 8, 2003 (the "Rights Agreement") in order to exempt the Offer and the Merger and related transactions from the Rights Agreement and to provide that the Rights (as defined in the Rights Agreement) will expire immediately prior to the consummation of the Merger.

       Among other things, the Amendment:

       (i) amends the definition of "Acquiring Person" set forth in the Rights Agreement to provide that:

             (A) neither Parent, Sub nor any of their respective Affiliates or Associates (as defined in the Rights Agreement) shall be deemed to be an Acquiring Person solely by virtue of: (x) the execution and delivery of the Merger Agreement or the Option Agreement (as defined in the Merger Agreement); (y) the acquisition of Shares pursuant to the Merger Agreement or the Option Agreement; or (z) the consummation of the other transactions contemplated in the Merger Agreement or the Option Agreement; and

             (B) neither Parent, Sub, any other party to the Stock Tender Agreement (as defined in the Merger Agreement) nor any of their respective Affiliates or Associates shall be deemed to be an Acquiring Person solely by virtue of: (x) the execution and delivery of the Stock Tender Agreement; or (y) any actions taken or effected pursuant to the Stock Tender Agreement;

       (ii) amends the definition of "Final Expiration Date" set forth in the Rights Agreement to mean the earlier to occur of: (x) the close of business on September 2, 2008; or (y) the time immediately prior to the Effective Time (as defined in the Merger Agreement); and

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       (iii) amends the "flip-in" and "flip-over" provisions set forth in
             Sections 11 and 13, respectively, of the Rights Agreement in order to exempt the Offer and the Merger and related transactions from the Rights Agreement.

       A copy of the Amendment is attached hereto as Exhibit 3 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 7.      Financial Statements, PRO FORMA Financial Information.
             -----------------------------------------------------

             (a)    Financial Statements of Business Acquired:

                    Not applicable

             (b)    PRO FORMA Financial Information:

                    Not applicable

             (c)    Exhibits.

             1. Rights Agreement dated as of September 2, 1998 between TSI International Software LTD. (now known as Mercator Software, Inc.) and The Bank of New York, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares (included as Exhibit 4.1 to the Registration Statement on Form 8-A filed by the registrant with the SEC on September 4, 1998 and incorporated herein by reference)

             2. Amendment to Rights Agreement dated as of January 8, 2003 between the registrant and The Bank of New York, as Rights Agent (included as Exhibit 4.1 to Amendment No. 1 to the Registration Statement on Form 8-A filed by the registrant with the SEC on January 13, 2003 and incorporated herein by reference)

             3. Second Amendment to Rights Agreement dated as of August 2, 2003 between the registrant and The Bank of New York, as Rights Agent

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                                    SIGNATURE
                                    ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 4, 2003

                                    MERCATOR SOFTWARE, INC.


                                    By:  /s/ Roy C. King
                                       -----------------------------------------
                                         Roy C. King
                                         Chairman of the Board of Directors,
                                          Chief Executive Officer and President

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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Description
-----------       -----------

     3. Second Amendment to Rights Agreement dated as of August 2, 2003 between the registrant and The Bank of New York, as Rights Agent